SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



        Date Report (Date of earliest event reported) April 22, 1998
                                                      --------------


                        BONNEVILLE PACIFIC CORPORATION
             (Exact name of registrant as specified in charter)



        Delaware              0-14846             87-0363215
        -----------------------------------------------------------
        (State or other       (Commission        (IRA Employer
        jurisdiction of       File Number)       Identification No.)
        incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 5.     Other Events.

     Press Release - Chapter 11 Trustee for Bonneville Pacific Corporation Announces Filing of Proposed Plan of Reorganization.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                         BONNEVILLE PACIFIC CORPORATION


                              /s/ Roger G. Segal
                         By:  Roger G. Segal, Chapter 11 Trustee

DATED April 22, 1998

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

               BONNEVILLE PACIFIC CORPORATION


                    /s/ R. Stephen Blackham
               By:  R. Stephen Blackham, Assistant Controller

DATED April 22, 1998

                             INDEX TO EXHIBITS


Exhibit                                                              Page No.
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28.1           Press Release . . . . . . . . . . . . . . . .            4

                                PRESS RELEASE

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                      Roger G. Segal, Chapter 11 Trustee,
              P.O. Box 11008, Salt Lake City, Utah 84147-0008
                       (801)532-2666, (801)355-1813

For Immediate Release
---------------------
Date:     April 22, 1998
Contact:  Roger G. Segal, Trustee
Phone:    (801) 532-2666
Fax:      (801) 355-1813

                  CHAPTER 11 TRUSTEE FOR BONNEVILLE PACIFIC
               CORPORATION ANNOUNCES FILING OF PROPOSED PLAN OF
                                REORGANIZATION

SALT LAKE CITY, UTAH, APRIL 22, 1998:

     Roger G. Segal, as the Chapter 11 Bankruptcy Trustee for Bonneville Pacific Corporation (BPCO), announced today that he has filed a proposed Chapter 11 plan of reorganization for BPCO along with a proposed disclosure statement. The Trustee's proposed plan, disclosure statement and related documents (including exhibits) total almost six hundred (600) pages in length and therefore such pleadings must be read in their entirety for all the details of the Trustee's proposed Chapter 11 plan for BPCO.

     Generally, the terms of the Trustee's proposed plan are consistent with the terms of a conditional settlement (as set forth in the "Conditional Letter Agreement") between the Trustee and certain creditors of BPCO which Conditional Letter Agreement was executed on December 31, 1997 and was the subject of a press release by the Trustee on that date. The Trustee's proposed disclosure statement includes, among other things, a lengthy discussion concerning BPCO's liabilities and the estimated value of BPCO's assets.

     The United States Bankruptcy Court for the District of Utah has NOT approved the adequacy of the Trustee's proposed disclosure statement; a hearing before the Bankruptcy Court on the adequacy of the proposed disclosure statement is scheduled for June 3, 1998. Unless the Bankruptcy Court approves the adequacy of the proposed disclosure statement, no party-in-interest may solicit the acceptance or rejection of the Trustee's plan of reorganization. If the Bankruptcy Court approves the adequacy of the disclosure statement, then impaired creditors will have the opportunity to vote to accept or reject the Trustee's proposed plan and all parties-in-interest will have the opportunity to object to the confirmation of the Trustee's proposed plan. Thereafter, the Bankruptcy Court will consider whether to confirm the plan. No plan can become effective unless it is confirmed by an order of the Bankruptcy Court.